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                                                                    EXHIBIT 10.4


DATED:  10TH DECEMBER 1998









PROTEUS INTERNATIONAL PLC
acting through its wholly owned subsidiary company
PROTEUS MOLECULAR DESIGN LIMITED



and



CHEMBRIDGE CORPORATION









ALLIANCE AGREEMENT







HEWITSON BECKE+SHAW










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THIS AGREEMENT is made the 10th day of December 1998

BETWEEN:

(1) PROTEUS INTERNATIONAL PLC (Company No. 2459087) acting through its wholly owned subsidiary company PROTEUS MOLECULAR DESIGN LIMITED (company number 1939643) both companies incorporated under the law of England, and whose registered offices are situated at Beechfield House, Lyme Green Business Park, Macclesfield, Cheshire SK11 0JL, England ("Proteus"); and

(2) CHEMBRIDGE CORPORATION a company incorporated under the Law of the State of Illinois whose principal place of business is at 16981 Via Tazon, Suite G, San Diego, California 92127, United States of America ("ChemBridge").

WHEREAS:

A. ChemBridge has special strengths in laboratory chemistry including but not limited to facilities, expertise and know-how to design various compound libraries and to synthesize compound libraries and individual compounds that are suitable for screening for biological activity and also has expertise know-how and facilities to market, sell and distribute any libraries and compounds worldwide.

B. Proteus has special strengths in computational chemistry including but not limited to a proprietary computer software programme known as "Prometheus" and other expertise, resources and know-how of assistance in the design and selection of compounds suitable for synthesis and screening for biological activity.

C. Both parties have expertise in the medicinal chemistry of receptor agonists/antagonists and enzyme inhibitors.

D. ChemBridge and Proteus have agreed to collaborate in obtaining research contracts from third party customers for the design and synthesis of compound libraries and compounds directed at biological targets specified by such customers jointly by ChemBridge and Proteus in collaboration under the terms of this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.       DEFINITIONS
         "Alliance"                     shall mean the collaboration in seeking
                                        customers and subsequently the Project
                                        or Projects to be carried out by the
                                        parties for and on behalf of such
                                        customers in collaboration under the
                                        terms of this Agreement with ChemBridge
                                        contributing its facilities, expertise
                                        and know-how to design compound
                                        libraries and synthesise compound
                                        libraries and compounds and Proteus
                                        contributing its resources expertise and know-how in the design or selection of compounds;


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         "Alliance Confidential
         Information"                   shall mean all confidential information
                                        relating to the Alliance IP or otherwise any confidential information of any third party obtained by either party in the conduct of the Alliance or otherwise arising out of this Agreement; "Alliance
                                        Database" shall mean the database of
                                        compounds (both chemical and virtual)
                                        selected by Proteus from the ChemBridge
                                        Databases which are expressly approved
                                        in writing by the Steering Committee for inclusion into the Alliance Database and all "de novo" designed compounds
                                        (whether chemical or virtual) which are
                                        expressly approved in writing by the
                                        Steering Committee for inclusion into
                                        the Alliance Database;

         "Alliance IP"                  shall mean all Intellectual Property
                                        directly relating to compounds in the
                                        Alliance Database;


         "ChemBridge Background IP"     shall mean any Intellectual Property
                                        of ChemBridge existing at the Effective
                                        Date or thereafter which may be used in
                                        the Alliance free of any restriction
                                        from any third party together with all
                                        Intellectual Property created by
                                        ChemBridge in the Alliance excluding
                                        only Alliance IP. ChemBridge Background
                                        IP shall include without limitation the
                                        ChemBridge Databases;

         "ChemBridge Confidential
         Information"                   shall mean all confidential information
                                        of ChemBridge relating to the ChemBridge
                                        Background IP or otherwise relating to
                                        its business affairs, finances, products or services disclosed to or obtained by Proteus in hard copy, electronic, computer accessible media, orally or any other form in connection with the Alliance or otherwise the terms of this Agreement;

         "ChemBridge Databases"         shall mean all the databases (both
                                        chemical and virtual) of compounds
                                        generated and held by ChemBridge at the
                                        Effective Data or thereafter, excepting
                                        only those compounds from such databases expressly approved in writing by the Steering Committee for inclusion in the Alliance Database;




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         "de novo design"               shall mean any compound design (whether
                                        chemical or virtual) proposed by Proteus for inclusion in the Alliance Database based on Proteus IP and client's structural information only;

         "Effective Date"               shall mean the date set out above;

         "Force Majeure"                shall mean in relation to either party
                                        any circumstances beyond the reasonable
                                        control of that party including without
                                        limitation any strike, lock-out, or
                                        other form of industrial action, act of
                                        God, war, riot, accident, fire, flood,
                                        explosion or government action;

         "Intellectual Property"        shall mean all Patents, trademarks,
                                        service marks, registered designs,
                                        applications for any of the foregoing,
                                        copyright, design right, inventions,
                                        confidential information (including
                                        without limitation Know-how) and any
                                        similar rights existing in any country
                                        in the world;

         "Know-how"                     shall mean all information not in the
                                        public domain of whatsoever nature
                                        including ideas, trade secrets,
                                        inventions, data, formula,
                                        specifications, procedures for
                                        experiments and tests and results of
                                        experiments and tests and confidential
                                        analyses and confidential
                                        interpretations of information which is
                                        in the public domain;

         "Patent" shall mean all patents or letters patent, claims in any patent and applications for the same including, without limitation, all reissues, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations in part and divisions thereof and any supplementary protection certificates;

         "Project"                      shall mean each individual Project
                                        identified, agreed and conducted by the
                                        parties under the terms of the Alliance
                                        in accordance with Clause 5 for the
                                        design, synthesis and development of
                                        Compounds to meet a target specified by
                                        a Customer;

         "Project Agreement"            shall mean an agreement entered into by
                                        ChemBridge or Proteus (or jointly) with
                                        a third party customer in connection
                                        with any Project to be conducted by the
                                        parties under the Alliance such
                                        agreement to contain provisions for the
                                        performance of the Project the design,
                                        synthesis and development






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                                        of compounds for and on behalf of such
                                        customer and for payments by the
                                        customer to the parties in consideration of the performance of the Project and the delivery of such compounds;

         "Proteus Background IP"        shall mean any Intellectual Property of
                                        Proteus existing as at the Effective
                                        Date or thereafter and which may be used in the Alliance free of any restriction from any third party together with all Intellectual Property created by Proteus in the Alliance excluding only Alliance
                                        IP;

         "Proteus Confidential
         Information"                   shall mean all confidential information
                                        of Proteus relating to the Proteus
                                        Background IP or otherwise relating to
                                        its business affairs, finances, products or services disclosed to or obtained by ChemBridge in hard copy, electronic, computer accessible media, orally or other form in connection with the Alliance or otherwise the terms of this Agreement;

         "Steering Committee"           shall mean the joint steering committee
                                        established and operation under the
                                        provisions of Clause 2;

         "Territory"                    shall mean all parts of the world.

2.       STEERING COMMITTEE

         2.1 Promptly upon execution of this Agreement, the parties shall form a Steering Committee which shall be primarily responsible for managing all Alliance and shall in particular:

             2.1.1 coordinate the identification of potential customers and consider each proposed Project and whether or not the parties wish to agree to proceed with such Project;

             2.1.2 coordinate and monitor the conduct of each Project;

             2.1.3 coordinate and monitor the funding and resources required for each Project and the receipt and allocation of payments under Clause 9;

             2.1.4 monitor generally the conduct of the Alliance and the contribution of each of the parties in the Alliance; and

             2.1.5 establish Alliance IP by creating and maintaining the Alliance Database. It is agreed that two members of the Steering Committee (one from Proteus and one from ChemBridge) shall create and maintain records of each and all Alliance Database additions which shall contain the approval signatures of all members of the Steering Committee; and

             2.1.6 consider and recommend provisions for the acquisition and maintenance of registered protection in respect of any Alliance IP under Clause 7.3.






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         2.2 The Steering Committee shall comprise four individuals, two individuals to be appointed in writing by each party. Each party shall be entitled by notice in writing to the other at any time to remove and appoint a new representative to sit on the Steering Committee.

         2.3 All decisions of the Steering Committee shall be by unanimous vote. There shall be no Chairman appointed and no casting vote in the event of a deadlock.

         2.4 The Steering Committee shall meet on a regular basis at such times and at such locations as the parties shall agree in writing. In addition, the Steering Committee shall liaise regularly by fax, post, telephone and e-mail as may be necessary to ensure the proper performance of its obligations under Clause 2.1.

         2.5 In the event that the Steering Committee cannot reach unanimous agreement upon any matter such matter may (at the request of either party) be referred to the Chief Executive Officers ("CEO's") (or such other senior officer of each party as shall be nominated by the CEO to act in such respect) of each of Proteus and ChemBridge and the CEOs shall promptly use all reasonable endeavours to resolve any such matter referred to them.

3.       ESTABLISHMENT OF THE ALLIANCE

         3.1 As soon as reasonably practicable after the Effective Date and upon the recommendation of the Steering Committee, the parties will establish such technical arrangements between each other (including without limitation database formats, communication channels and other matters) as may reasonably be required in order to manage the Alliance.

         3.2 As part of the arrangements under Clause 3.1, the parties will collaborate and liaise such that:

             3.2.1 Proteus shall use in the Alliance the Proteus Background IP and shall provide ChemBridge with information and data relating to the Proteus Background IP insofar as reasonably required in connection with the performance by ChemBridge of its obligations under the Alliance only; and

             3.2.2 ChemBridge shall use in the Alliance the ChemBridge Background IP and shall allow Proteus to evaluate and select compounds from some ChemBridge Databases, chosen and assembled by ChemBridge in its sole discretion expressly for the purpose of the Alliance insofar as reasonably required in connection with the performance by Proteus of its obligations under the Alliance only. It is acknowledged that such selected compounds may be proposed to the Steering Committee for incorporation into the Alliance Database under Clause 2.1.5.

4.       MARKETING

         The Steering Committee shall implement a coordinated marketing strategy in order to publicise and market the Alliance to potential customers of the Alliance. Such marketing strategy shall include without limitation:

         4.1 attending trade shows, conferences and conventions jointly in order to promote the Alliance; and






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         4.2 preparing and issuing such press announcements and promotional materials as may be agreed and approved by Steering Committee both in hard copy and electronic form including if appropriate establishing an Alliance website; and

         4.3 each party publicising and promoting the Alliance to its existing and target customers that may be potential customers of the Alliance and each party attending such meetings with potential customers as may reasonably be required by the other party and/or the Steering Committee from time to time; and

         4.4 in connection with such marketing and promotional activity, the limited license by each party of its trademarks, trade names and logos for use in connection with the promotion and marketing of the Alliance only.

Provided Always that neither party shall be required to incur costs or expenses in connection with any such marketing and promotion other than in accordance with costs, expenses and budgets therefor agreed and approved by the Steering Committee from time to time.

5.       PROJECTS

         5.1 It is the intention that the parties shall through the Alliance identify potential customers for the Alliance and potential Projects to be conducted for and on behalf of specified customers in the Alliance.

         5.2 Each party shall report to the Steering Committee potential customers for the Alliance. Such report shall include an outline of the proposed Project including the biological target specified by the customer and the outline manner in which compounds directed at such biological targets may be designed and synthesized by the parties in the Alliance under the terms of the specified Project.

         5.3 The Steering Committee will consider in detail any proposed Project and if such Project is approved by the Steering Committee the Steering Committee will:

             5.3.1 determine the manner in which a Project Agreement shall be entered into with the customer for the conduct of the Project;

             5.3.2 determine the budget allocation of resources and the work required to be conducted by each party in the conduct of such Project;

             5.3.3 determine and agree a detailed Project Plan for the conduct of the Project and assign a Project Manager (who may be an employee of either ChemBridge or Proteus) to manage such Project.

         5.4 Upon agreement by the Steering Committee of a Project and the agreement of the Project Plan and after execution by the customer of a Project Agreement, each Party shall thereafter use all reasonable endeavours to procure the conduct of the Project in accordance with the Project Plan. Without prejudice to the generality of the foregoing, it is intended that in connection with each Project:

             5.4.1 Proteus will be primarily responsible for selecting and designing molecules for synthesis based on client's target information and ChemBridge Databases






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(provided to Proteus under Clause 3.2.2) or for "de novo" design of molecules for synthesis based on client's target information only; and

             5.4.2 ChemBridge will be primarily responsible for providing certain ChemBridge Databases and for the synthesis of selected or designed compounds and delivery of compounds to the customer.

6.       INTELLECTUAL PROPERTY

         6.1 Each party shall use in the conduct of each Project and otherwise in the conduct of the Alliance such of its Background IP as may reasonably be required (in the sole discretion of such party) for the proper performance of its obligations hereunder.

         6.2 Each party acknowledges and undertakes that save only as expressly provided in this Agreement, it shall not acquire any right, title or interest whatsoever in any Background IP of the other party during the term of this Agreement or thereafter (however termination may be caused or arise) and it shall have no right whatsoever to use all or any part of the Background IP of the other party in any manner.

         6.3 It is anticipated that Alliance IP will be created only in a Project and under the terms of a Project Agreement. It is further anticipated that each Project Agreement will contain provisions relating to the ownership of Alliance IP as between the parties and the relevant customer. Save as provided in any Project Agreement all Alliance IP and all Intellectual Property derived therefrom shall be jointly owned by the parties.

         6.4 The Alliance IP shall be used and exploited by the parties jointly in connection with the Alliance and any specified Project under the terms of this Agreement and each party undertakes that (save only as provided in any Project Agreement) notwithstanding the joint ownership of such Alliance IP, it shall not during the term of this Agreement, without the prior consent in writing of the other party (such consent not to be unreasonably withheld but to be given on such terms concerning the sharing of the proceeds of any use or exploitation as may be equitable and reasonable between the parties):

             6.4.1 use or exploit any Alliance IP in any manner whatsoever otherwise than under the terms of this Agreement;

             6.4.2 grant to any third party any right, title or interests in all or any pat of the Alliance IP in any manner whatsoever; or

             6.4.3 unilaterally assign, license, transfer or otherwise deal (or purport to deal) with its interest in any Alliance IP.

         6.5 Save as provided in any Project Agreement, it is confirmed and acknowledged that after termination of the Alliance (however caused or arising), all Alliance IP shall continue in the joint ownership of the parties and the restrictions contained in Clause 6.4 shall continue for the life of all rights therein provided always that each party undertakes that in the event of the receipt of any request from the other party (after termination of the Alliance) for consent to use and exploit any specified part of the Alliance IP such consent shall:






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             6.5.1 not be unreasonably refused subject to agreement of the parties relating to the sharing of the proceeds on any such use and exploitation in such manner as may be equitable and reasonable between the parties taking account of their respective contributions to the Alliance IP and the costs incurred by the exploiting party in such use and exploitation; and

             6.5.2 include (if reasonably required) the assignment by the consenting party to the exploiting party of all its right, title and interest in such specified Alliance IP.

7.       PROTECTION OF INTELLECTUAL PROPERTY

         7.1 Each party shall be solely responsible for the prosecution, maintenance, enforcement and/or defense of its Background IP.

         7.2 If at any time during the term of this Agreement either party becomes aware of any infringement by any third party of the other party's Background IP or receives any notice, claim or proceedings from any third party alleging infringement of any Intellectual Property of such third party by reason of the use of exploitation of such party's Background IP under the terms of this Agreement, it shall forthwith notify the other party and shall thereafter (at the expense of the party owning the relevant Background IP) provide all such assistance as may reasonably be required by such party in maintaining, enforcing or defending its Background IP.

         7.3 Upon identification of Alliance IP, the Parties shall jointly prepare, file and prosecute any patent application(s) that disclose or claim Alliance IP. All such patent applications shall be co-owned by the Parties and shall be filed in the joint names of the Parties. The patent expenses incurred with preparing, filing, prosecuting, and maintaining the said patent(s) and patent application(s) shall be shared equally between the Parties. Selection of outside patent prosecution counsel shall be made by the Steering Committee. Should one party elect not to pursue patent protection or to discontinue support in respect of any specified patent(s) and/or patent application(s), it may relieved of any further financial obligations for such patent costs by relinquishing its co-ownership rights in such specified patent(s) or patent application(s) by written notification to the other party of its discontinuance of support for such patent expenses, and relinquishment of its co-ownership rights in the same. The party relinquishing such patent rights shall not be reimbursed for incurred patent expenses in respect of such relinquished patent rights. Upon receipt of any such notification, the other party may at its option gain sole ownership of said patent(s) and/or patent application(s) by continuing to support such patent(s) or patent application(s) at its own expense and such solely owned Alliance IP shall thereafter be deemed to be Background IP of the party owning the same for all purposes under this Agreement.

         7.4 Subject always to the terms of any Project Agreement:

             7.4.1 each party shall promptly notify the other in the event that it becomes aware of any infringement by a third party of any Alliance IP or receives any notice, claims or proceedings from any third party alleging infringement of any Alliance IP (whether during the term of the Alliance or thereafter for the life of any Intellectual Property rights existing therein); and






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             7.4.2 upon receipt of any such notification, the parties shall liaise in such manner as may reasonably be required in order to agree and determine the manner in which any such claim or alleged infringement may be dealt with.

8.       CONFIDENTIALITY

         8.1 Proteus hereby agrees and undertakes that during the term of this Agreement and thereafter without limit in time (howsoever termination may be caused or arise) it shall keep confidential and shall not without the prior written consent of ChemBridge (save as may be expressly provided in this Agreement) disclose to any third party or use any ChemBridge Confidential Information or any Alliance Confidential Information Provided Always that such obligation of confidentiality shall not extend to any part of the ChemBridge Confidential Information or Alliance Confidential Information which:

             8.1.1 shall (otherwise than by reason of any default by Proteus) become freely available to the general public; or

             8.1.2 Proteus can show by documentary evidence was legally in its possession or control prior to the date upon which it was received from ChemBridge free of any obligation of confidentiality; or

             8.1.3 Proteus can show by documentary evidence came into its possession or control legally from a third party free of any obligation of confidentiality and otherwise than by reason of any breach of any obligation of confidentiality by such third party subsequent to the date of this Agreement.

         8.2 Proteus shall procure that any employee or consultant to Proteus who shall obtain or who shall have access to any ChemBridge Confidential Information or Alliance Confidential Information in connection with the performance of this Agreement shall be bound by obligations of confidentiality substantially similar to the provisions of this Clause 8 in accordance with Proteus' normal commercial practice. Such access to any ChemBridge Confidential Information or Alliance Confidential Information by Proteus employees or consultants will be provided only as strictly required for the performance by Proteus of its obligations hereunder.

         8.3 ChemBridge hereby agrees and undertakes that during the term of this Agreement and thereafter without limit in time (howsoever termination may be caused or arise) it shall keep confidential and shall not without the prior written consent of Proteus (save as may be expressly provided in this Agreement) disclose to any third party or use any Proteus Confidential Information or any Alliance Confidential Information Provided Always that such obligation of confidentiality shall not extend to any part of the Proteus Confidential Information or Alliance Confidential Information which:

             8.3.1 shall (otherwise than by reason of any default by ChemBridge) become freely available to the general public; or

             8.3.2 ChemBridge can show by documentary evidence was legally in its possession or control prior to the date upon which it was received from Proteus free of any obligation of confidentiality; or







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             8.3.3 ChemBridge can show by documentary evidence came into its possession or control legally from a third party free of any obligation of confidentiality and otherwise than by reason of any breach of any obligation of confidentiality by such third party subsequent to the date of this Agreement.

         8.4 ChemBridge shall procure that any employee or consultant to ChemBridge who shall obtain or who shall have access to any Proteus Confidential Information or Alliance Confidential Information in connection with the performance of this Agreement shall be bound by obligations of confidentiality substantially similar to the provisions of this Clause 8 in accordance with ChemBridge's normal commercial practice. Such access to any Proteus Confidential Information or Alliance Confidential Information by ChemBridge employees or consultants will be provided only as strictly required for the performance by ChemBridge of its obligations hereunder.

9.       FUNDING AND RESOURCES

         9.1 Each of the parties undertakes to allocate to the Alliance and to each Project such resources as may reasonably be required for the proper conduct by such party of its obligations hereunder and for the performance of such tasks in accordance with such timetable as may be specified and agreed in any Project Plan. Each party undertakes that it shall be solely responsible for all costs incurred (whether internally or by third party subcontractors) in the performance of tasks allocated to it under the Alliance in connection with any specified Project in accordance with the Project Plan agreed by the Steering Committee.

         9.2 It is intended that no Project will be commenced until a Project Agreement shall have been entered into with the customer. Such agreement shall be entered into in such manner as may be agreed and approved by the Steering Committee by either ChemBridge or Proteus (or jointly) as appropriate. It is acknowledged that neither party shall enter into any Project Agreement without the prior written consent and approval of the other party to the terms of such Project Agreement. In the event that any Project Agreement is entered into by one party, the parties shall forthwith enter into an agreement providing inter alia for the performance by the non-contracting party of its obligations under the Project Plan (as subcontractor for the contracting party) and for payment by the contracting party to the non contracting party in accordance with Clause 9.5.

         9.3 The party entering into any Project Agreement with any customer undertakes to be solely responsible for the performance of the Project Agreement and undertakes to use all reasonable endeavours to police, maintain and enforce any such Project Agreement for the benefit of both parties hereunder.

         9.4 It is intended that each Project Agreement shall be entered into upon terms whereby the customer shall pay:

             9.4.1 an up-front payment upon signature;

             9.4.2 funding for the conduct of the Project in such amounts and upon such terms as to payment as may reasonably be required in connection with the conduct of the Project;






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             9.4.3 milestone payments to be triggered by specified performance criteria in the conduct of the Project and subsequently in connection with the further development and exploitation by the customer of such compounds;

             9.4.4 royalties to be payable in connection with the Customer's future commercial exploitation of compounds supplied under the Project.

         9.5 It is agreed between the parties that in respect of any payments received under any Project Agreement (whether such payments are payable to one party or to both parties jointly) such payments shall be allocated and paid between the parties such that:

             9.5.1 all up-front payments received under Clause 9.4.1 shall be divided equally between the parties; and

             9.5.2 all payments received under Clause 9.4.2 shall be paid to the parties as may be required in order to fund expenses incurred by each party and work performed by each party in the conduct of the Project in accordance with any agreed Project Plan; and

             9.5.3 all payments received under Clauses 9.4.3 and 9.4.4 shall be allocated and paid between the parties as applicable as follows:

                   9.5.3.1 if in respect of a compound existing in the ChemBridge Databases and expressly approved for inclusion in the Alliance Database or in respect of a compound derived (either synthetically or computationally) from such existing compound which has been expressly approved for inclusion into the Alliance Database the payment shall be apportioned in the ration of 75% to ChemBridge and 25% to Proteus; and

                   9.5.3.2 if in respect of any "de novo" designed compound the payment shall be apportioned equally between the parties.

         9.6 Each party undertakes within 30 days of receipt to remit to the other party all sums due to such other party under the terms of this Agreement in connection with any Project Agreement. In the event of any late payment of any sum due from one party to the other party hereunder in respect of any Project Agreement;

             9.6.1 interest shall be payable thereon at the rate of 4% above the base rate for the time being of Barclays Bank plc (such interest to accrue daily from the due date of payment to receipt of payment in full); and

             9.6.2 such other party shall be entitled to suspend work under any Project unless and until payment in full is received.

         9.7 The parties undertake to collaborate and liaise as appropriate to ensure that sums received from any customer in connection with any Project Agreement shall be apportioned allocated and paid between the parties in the most tax efficient manner and it is acknowledged that it may be deemed appropriate in some circumstances for Project Agreements to be entered into by the parties jointly.






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10.      WARRANTIES AND LIABILITIES

         10.1 Each party acknowledges and warrants to the other that it has authority to enter into this Agreement in accordance with the terms hereof and that the performance of its obligations hereunder shall not be prevented or hindered by any agreement in existence between such party and any third party.

         10.2 Each party shall be solely responsible for its activities in the conduct of the Alliance generally and in particular for the performance by it of any work allocated to it in connection with any Project including (without limitation) the health and safety of any personnel involved and all other regulatory, legal and other requirements relating to work of the type conducted under any Project.

         10.3 SAVE AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY GIVES ANY WARRANTIES OR MAKES ANY REPRESENTATIONS IN RELATION TO ITS BACKGROUND IP, ANY SERVICES TO BE PROVIDED UNDER THIS AGREEMENT OR IN THE ALLIANCE OR OTHERWISE IN RELATION TO ANY PROJECT AND ALL SUCH WARRANTIES AND REPRESENTATIONS WHETHER EXPRESS OR IMPLIED (BY LAW OR OTHERWISE) ARE HEREBY EXCLUDED TO THE FULLEST EXTENT PERMITTED BY LAW.

         10.4 NEITHER PARTY SHALL BE LIABLE TO THE OTHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY LOSS, DAMAGE, COST OR EXPENSE OF ANY NATURE INCURRED BY THE OTHER PARTY OF AN INDIRECT OR CONSEQUENTIAL NATURE INCLUDING ANY ECONOMIC LOSS OR OTHER LOSS OF TURNOVER, PROFITS, BUSINESS OR GOODWILL.

11.      FORCE MAJEURE

         In the event that the performance of the obligations of either party is prevented, restricted or hindered by any event of Force Majeure such party:

         11.1 shall not be liable to the other party for any damages arising from any breach of the terms of this Agreement caused by Force Majeure; and

         11.2 shall immediately serve notice in writing to the other party specifying the nature of the Force Majeure, its effect upon the Party's performance of this Agreement and the period of time in which performance is anticipated to be delayed; and

         11.3 shall use its reasonable endeavors to overcome the Force Majeure and resume its proper performance of its obligations under this Agreement.

12.      TERM AND TERMINATION

         12.1 Term

              The Agreement shall commence on the Effective Date and shall continue for an initial period of twelve (12) months and thereafter for such subsequent periods as






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              may be agreed between the parties prior to the expiry of any current term of the Agreement.

         12.2 Termination Without Cause

              Notwithstanding any other provision to the contrary, this Agreement may be terminated without cause by either party upon service of three (3) month notice in writing to the other party. Effective immediately upon such termination, all Confidential Information and materials will be immediately returned to the respective original owners as specified in Section 12.5. However, any obligations of the Parties in connection with any Project Agreements executed prior to the effective date of termination shall remain in effect.

         12.3 Termination For Material Breach

              In the event of a material breach of this Agreement, the aggrieved party may terminate this Agreement by giving written notice of termination to the breaching party, which termination shall be effective immediately upon delivery or as otherwise specified in such notice; provided, however, that if the nature of the breach is such that it can reasonably be cured, said notice shall specify the nature of such breach, and shall further state that the breaching party shall have thirty (30) days from the effective date of such notice to cure such breach, at which time, if the breach is not cured, this Agreement shall be terminated. The following constitutes a material breach.

              12.3.1 where a party has persistently failed to meet its obligations and to carry out work required by it in accordance with any Project competently and punctually, or otherwise shall have persistently failed to perform its obligations in accordance with reasonable request of other party; or

              12.3.2 where a party has become insolvent, or has entered into liquidation whether compulsory or voluntary, or shall have a receiver appointed over all or any part of its assets or shall be the subject of any petition for the appointment of an administrator or shall otherwise become the subject of any applicable insolvency procedures.

              Effective immediately upon any such termination, all Confidential Information and materials will be immediately returned to the respective original owners as specified in Section 12.5, including but not limited to Confidential Information that is stored or kept in any form of computer accessible media, including but not limited to hard disks, floppy disks, tapes, CD-ROM and the like. However, any obligations of the Parties in connection with any Project Agreements executed prior to the effective date of termination shall remain in effect.

         12.4 Termination By Mutual Consent

              The Parties may elect to terminate this Agreement at any time by mutual consent. In such event the Parties shall agree and specify the disposition of all Alliance IP and Alliance Confidential information and other results of work accomplished or in progress, arising from or performed under this Agreement, and they shall agree







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

              and specify the disposal of all such property and Agreement provisions in a manner consistent with this Agreement.

         12.5 Termination and Confidential Information

              Effective immediately upon any termination, all Confidential Information and materials shall be immediately returned to the respective original owners, or destroyed at the option of the original owner. Original Confidential Information or copies of Confidential Information kept in any form of computer accessible media, including but not limited to hard drives, removable hard drives, floppy disks, tapes, CDROM and the like, shall be returned to the original owner, if practicable. Otherwise the Confidential Information stored on computer accessible media is destroyed, or deleted in such a manner that the information cannot be undeleted or otherwise retrieved. Written confirmation shall be sent to the original owner attesting to the disposition of original owner's Confidential Information.

         12.6 Termination and Survival

              In the event of termination of the Agreement under Clauses 12.1,
              12.2 or 12.3, the provisions of Clauses 6, 7 and 8 and the terms of any Project Agreement (and any agreement between the parties under Clause 9.2) shall continue in accordance with their terms.

         12.7 Termination and Accrued Rights

              Termination of the Agreement howsoever caused or arising shall be without prejudice to the accrued rights of either party existing as at the date of termination or in respect of any antecedent breach.

13.      RESTRICTIONS

         13.1 Each of the parties hereby undertakes and confirms that it shall not during the term of this Agreement and for a period of twelve months following termination of the Agreement without cause enter into any collaborative agreement or arrangement with any third party in respect of any alliance competitive with or substantially similar to the terms of the Alliance under this Agreement.

         13.2 For the avoidance of doubt, notwithstanding the provisions of this Agreement and Clause 13.1, each party may continue to independently enter into any contract arrangements with any customers or potential customers under which it uses its Background IP to design, select, develop, synthesize and supply any chemical compounds and compound libraries to such customers for such customers' internal use.

14.      ASSIGNMENT AND TRANSFER

         The benefit of this Agreement is personal to the parties hereto and shall not be capable of assignment or transfer in whole or in part by either party without the prior consent in writing of the other party.

15.      AMENDMENT AND WAIVER

         Any agreement to amend, vary or modify the terms of this Agreement in any manner shall be valid only if the amendment, variation or modification is effected in writing and signed by duly authorised representatives of each of the parties hereto.

16.      ENTIRE AGREEMENT

         This Agreement shall constitute the entire agreement between the Parties in relation to its subject matter. This Agreement shall be deemed to have effect from the date hereof and shall supersede any other agreement between the parties whether written or oral with respect to the subject matter of this Agreement.

17.      SEVERABILITY AND ILLEGALITY

         Each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

18.      INDEPENDENT CONTRACTOR

         Each party in undertaking its responsibilities hereunder shall be deemed an independent contractor and nothing in this Agreement shall constitute, create or in any way be interpreted as a joint venture, partnership or formal business organization of any kind.

19.      EQUITABLE RELIEF FOR BREACH

         The Parties agree that in the event of a breach of this Agreement in respect of which there is no adequate legal remedy at law, in addition to any other rights and remedies the non-breaching Party may have, the non-breaching Party may be entitled to injunctive or other equitable relief in respect of any such breach.

20.      APPLICABLE LAW

         This Agreement shall be governed by the applicable laws of the State of California and the United States of America.

21.      NOTICES

         21.1 All notices required to be served by the parties to this Agreement under the terms hereof shall be sufficiently served is dispatched by air mail or courier to the addresses of each of the parties set out below:

              PROTEUS MOLECULAR DESIGN LIMITED
              Beechfield House
              Lyme Green Business Park
              Macclesfield
              Cheshire SK11 0JL
              England


              CHEMBRIDGE CORPORATION
              16981 Via Tazon
              Suite G
              San Diego
              California 92127
              United States of America

              and any modification or amendment to such address must itself be notified in writing to the other party in accordance with the terms of this Clause.

         21.2 It shall be permitted for notices to be served hereunder by facsimile transmission and for this purpose the following fax numbers shall apply:

              Proteus: 44-1625-500666

              ChemBridge: 1-619-451-7401

              Provided that such notice shall be confirmed by written notice sent under Clause 21.1.

         21.3 In the absence of proof to the contrary, notice shall be deemed served:

              21.3.1 in the event of notice served under 18.1 above if properly sent and addressed five working days after the time of dispatch; and

              21.3.2 in the event of notice served under Clause 18.2 if properly sent and addressed and where evidence of transmission is available, two working hours after the time of transmission.

IN WITNESS whereof this Agreement has been executed by duly authorized representatives of the parties hereto the day and year first before written.

SIGNED by A RUSHTON                                 )
duly authorized for and on behalf of                )
PROTEUS MOLECULAR DESIGN                            )
                                                    )
in the presence of:                                 )
                                                    )
                                                    )
Witness Signature                                   )
                                                    )
Witness Name                                        )
                                                    )
Witness Address                                     )





SIGNED by E F VAISBERG                              )
duly authorizd for and on behalf of                 )
CHEMBRIDGE CORPORATION                              )
                                                    )
in the presence of:                                 )
                                                    )
                                                    )
Witness Signature                                   )
                                                    )
Witness Name                                        )
                                                    )
Witness Address                                     )
























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